Unaudited Proforma Financial Data


The following unaudited proforma financial data of Trudy Corporation and Studio Mouse, LLC represent the unaudited proforma consolidating balance sheet as of March 31, 2002, and the unaudited proforma consolidating statement of operations for the three months ended June 30, 2002.

The unaudited proforma consolidating balance sheet as of March 31, 2002 gives effect to the change in ownership of Studio Mouse, LLC as if it occurred on June 1, 2001 and has been adjusted to give effect to the following transactions:

          1. To record goodwill and the long-term loan payable to The Chart Studio (Pty) Ltd. arising from Studio Mouse, LLC's purchase of The Chart Studio (Pty) Ltd.'s and related party's ownership interest

          2.   To eliminate intercompany receivables and payables balances

          3. To eliminate Trudy Corporation's initial investment in Studio Mouse, LLC and subsequent increases in such investment as a result of the inclusion of Trudy Corp.'s pro rata share of the earnings of Studio Mouse, LLC

          4. To record a minority interest in the ownership of Studio Mouse, LLC

          5. To record imputed interest on the long-term loan payable to The Chart Studio (Pty) Ltd.

The unaudited proforma consolidating statement of operations for the three months ended June 30, 2002 gives effect to the change in ownership of Studio Mouse, LLC as if it occurred on June 1, 2001 and has been adjusted to give effect to the following transactions:

          6.   To eliminate intercompany sales and associated cost of sales

          7.   To eliminate intercompany operating expenses and other income

          8. To eliminate the gain in Trudy Corporation's equity investment in Studio Mouse, LLC

          9. To record imputed interest on the long-term loan payable to The Chart Studio (Pty) Ltd.

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

                                                 Trudy Corporation and Subsidiary
                                          Unaudited Proforma Consolidating Balance Sheet
                                                          March 31, 2002



                                                Trudy       Studio                         Proforma Adjustments             Total
                                                Corp.       Mouse       Subtotal              Debit            Credit     Proforma
                                             ----------   ----------   ----------   ----------------------------------   ----------
Assets
Current assets:
Cash and cash equivalents                         2,774          637        3,411                                             3,411
Accounts receivable, net                        875,066      596,690    1,471,756                      (2)      44,353    1,427,403
Inventories                                   1,169,653          498    1,170,151                                         1,170,151
Due from joint venture                           31,445                    31,445                      (2)      31,445           --
Prepaid expenses and other current assets       201,870       36,886      238,756                      (2)      13,761      224,995
                                             ----------   ----------   ----------                                        ----------
     Total current assets                     2,280,808      634,711    2,915,519                                         2,825,960

Goodwill                                                                            (1)      263,897                        263,897
Equipment, net                                  134,610       14,714      149,324                                           149,324
Royalty advances, net                            36,041                    36,041                                            36,041
Investment in joint venture                      66,315                    66,315                      (3)      66,315           --
Organization costs, net                              --        4,608        4,608                                             4,608
Pre-publication costs and other assets, net     172,738       44,898      217,636                                           217,636
                                             ----------   ----------   ----------                                        ----------
     Total assets                             2,690,512      698,931    3,389,443                                         3,497,466
                                             ==========   ==========   ==========                                        ==========

Liabilities and shareholders' equity
Current liabilities:
Note payable - bank                             300,000                   300,000                                           300,000
Notes payable - shareholder/officer and
  related party                                 152,197                   152,197                                           152,197
Accounts payable and accrued expenses           597,467      395,514      992,981   (2)       19,121                        973,860
Royalties and commissions payable               231,319       49,875      281,194   (2)       38,993                        242,201
Due to Trudy Corporation                             --       31,445       31,445   (2)       31,445                             --
Due to The Chart Studio (Pty) Ltd.                   --       80,287       80,287                                            80,287
                                             ----------   ----------   ----------                                        ----------
     Total current liabilities                1,280,983      557,121    1,838,104                                         1,748,545

Long-term liabilities:
  Loan to The Chart Studio (Pty) Ltd.                                                                  (1)     288,897      307,469
                                                                                                       (5)      18,572
  Notes payable to related parties            1,301,088                 1,301,088                                         1,301,088
  Royalties payable                              63,737                    63,737                                            63,737
                                             ----------   ----------   ----------                                        ----------
     Total long-term liabilities              1,364,825           --    1,364,825                                         1,672,294

                                             ----------   ----------   ----------                                        ----------
     Total liabilities                        2,645,808      557,121    3,202,929                                         3,420,839

Minority interest                                                                                      (4)       4,591        4,591

Shareholders' equity:
  Common stock: $.0001 par value                 44,246                    44,246                                            44,246
  Common stock: No par value                         --       50,000       50,000   (1)       25,000                             --
                                                                                    (3)       25,000
Additional paid-in capital                    4,945,264                 4,945,264                                         4,945,264
Accumulated deficit                          (4,944,806)      91,810   (4,852,996)  (3)       41,315                     (4,917,474)
                                                                                    (4)        4,591
                                                                                    (5)       18,572
                                             ----------   ----------   ----------                                        ----------
     Total shareholders' equity                  44,704      141,810      186,514                                            72,036
                                             ----------   ----------   ----------         ----------        ----------   ----------
     Total liabilities and shareholders'
       equity                                 2,690,512      698,931    3,389,443            467,934           467,934    3,497,466
                                             ==========   ==========   ==========         ==========        ==========   ==========


    See accompanying notes to Unaudited Proforma Consolidating Balance Sheet.

                                                  Trudy Corporation and Subsidiary
                                      Unaudited Proforma Consolidating Statement of Operations
                                              For the three months ended June 30, 2002


                                                Trudy       Studio                         Proforma Adjustments             Total
                                                Corp.       Mouse       Subtotal              Debit            Credit     Proforma
                                             ----------   ----------   ----------   ----------------------------------   ----------
Net Sales                                       595,204      223,678      818,881   (6)      128,208                        688,707
                                                                                    (6)        1,966

Cost of Sales                                   347,280      141,738      489,018   (6)       41,207   (6)     128,208      400,051
                                                                                                       (6)       1,966
                                             ----------   ----------   ----------                                        ----------
Gross Profit                                    247,924       81,940      329,863                                           288,656

Operating expenses:
  Selling, general and administrative           401,449       74,523      475,972   (7)        4,233   (7)      11,038      464,934
                                                                                                       (7)       4,233
  Depreciation and amortization                  14,167        1,816       15,983                                            15,983
                                             ----------   ----------   ----------                                        ----------

(Loss) Income from operations                  (167,692)       5,601     (162,091)                                         (192,260)

Other income (expense)
  Interest, net                                 (11,659)                  (11,659)  (9)        5,801                        (17,460)
  Royalties, net                                 (7,921)                   (7,921)  (7)       11,038                        (18,959)
  Other income (expense)                            271                       271                                               271
  Gain/(loss) in equity investment                2,521                     2,521   (8)        2,521                             --

                                             ----------   ----------   ----------         ----------        ----------   ----------
Net (loss) income                              (184,480)       5,601     (178,879)           194,974           145,445     (228,408)
                                             ==========   ==========   ==========         ==========        ==========  ===========

                                                                                Basic and diluted net loss per share:  $      (0.00)
                                                                                                                        ===========
                                                                                Basic and diluted weighted
                                                                                average shares outstanding:             442,460,249
                                                                                                                        ===========


   See accompanying notes to Unaudited Consolidating Statement of Operations.

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